UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2024

Ventyx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40928	83-2996852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real, Suite 200

San Diego, CA 92130

(Address of principal executive offices, including zip code)

(760) 593-4832

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2024, Christopher Krueger informed Ventyx Biosciences, Inc. (the “Company”) that he was resigning from his position as Chief Business Officer of the Company, effective on April 15, 2024, to pursue other opportunities. Mr. Krueger’s resignation is voluntary and for personal reasons and is not the result of any disagreement with the Company related to its operations, policies, or practices. The Company thanks Mr. Krueger for his contributions to the Company.

In connection with Mr. Krueger’s resignation, the Company entered into a consulting agreement with Mr. Krueger pursuant to which he will provide certain transition services to the Company (the “Consulting Agreement”). In consideration for such services, Mr. Krueger will be paid a market rate per hour for any services provided and Mr. Krueger’s outstanding stock options will continue to vest pursuant to their original terms while he continues to provide services to the Company under the Consulting Agreement. The Consulting Agreement also contains additional customary provisions regarding confidentiality and invention assignment among other matters.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Consulting Agreement by and between the Company and Christopher Krueger, dated April 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
President and Chief Executive Officer

Date: April 5, 2024